NEWS RELEASE ©2023 U. S. Steel. All Rights Reserved www.ussteel.com CONTACTS: Arista E. Joyner Manager Financial Communications T – (412) 433-3994 E – aejoyner@uss.com Kevin Lewis Vice President Finance T – (412) 433-6935 E – klewis@uss.com FOR IMMEDIATE RELEASE United States Steel Corporation Provides First Quarter 2023 Guidance PITTSBURGH, March 16, 2023 – United States Steel Corporation (NYSE: X) today provided first quarter 2023 guidance on adjusted EBITDA of approximately $375 million. First quarter 2023 adjusted net earnings per diluted share is expected to be in the range of $0.58 to $0.63. “Momentum continues to build in the North American flat-rolled market,” commented U. S. Steel President and Chief Executive Officer David B. Burritt. “Strong safety and operating performance, improving order entry and our continued focus on winning share in strategic markets are resulting in better than expected first quarter guidance. We expect these trends to continue into the second quarter given extending lead times and the flow-through of higher selling prices.” Burritt continued, “We are increasingly more bullish for 2023 performance. Our Flat-rolled segment order book reflects wide-ranging demand improvement. Our Mini Mill segment’s order book is also improving and its cost structure continues to normalize, as anticipated, by absorbing higher priced metallics purchased at the onset of the Ukraine war. In Europe, demand has improved and coupled with our focus on continuous improvement, we saw positive EBITDA return in February. In Tubular, we expect another quarter of improving EBITDA performance as seamless pipe prices and order entry remains healthy in the first quarter.”

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Burritt concluded, “Our high return strategic projects remain on-time and on-budget. The Gary pig iron project is already contributing to the Mini Mill segment’s normalizing cost structure and the Big River Steel non-grain oriented electrical steel line is expected to be commissioned this summer. Our balance sheet strength, strategic investments with returns that significantly exceed our cost of capital and continued direct returns to stockholders are creating stockholder value, today and tomorrow.” Stockholder Returns Update The Company expects to complete approximately $75 million of repurchases of common stock in the first quarter under its existing $500 million stock buyback authorization. By quarter end, the Company expects to have repurchased approximately 15% of its diluted shares outstanding since the beginning of December 2021, which equates to approximately $1.1 billion returned directly to stockholders. First Quarter Adjusted EBITDA Commentary The Flat-rolled segment’s adjusted EBITDA is expected to be lower than the fourth quarter. This is due in part to the typical seasonal mining operations headwinds experienced every first quarter. The commercial drivers are increasingly reflecting the improving demand and rising price environment. As a result, the Company restarted Gary Works blast furnace #8 in early March. The segment’s order book reflects broad improvements across most end-markets. The Mini Mill segment is expected to return to positive EBITDA in the first quarter. Metallics costs in the back half of the quarter are normalizing, contributing to the sequential improvement and positive EBITDA performance quarter-to-date. Additionally, rising steel prices are expected to contribute to EBITDA for the quarter. The European segment’s adjusted EBITDA is expected to be negative but better than noted in the outlook commentary provided on the February earnings call. The segment returned to positive EBITDA in February and is expected to deliver positive EBITDA in March. Market prices are improving, reflecting increased demand and lower import activity. Additionally, the warmer winter has reduced energy costs in the region, creating an additional tailwind to the segment’s expected first quarter performance. The Tubular segment is expected to deliver its tenth quarter of consecutive EBITDA increases, in large part due to healthy customer demand, a strong value added product mix and increased average selling prices in the first quarter. The strategic investment in the electric arc furnace completed in 2020 has structurally improved the segment’s operating performance.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Cautionary Note Regarding Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” "plan," "goal," "future," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities and operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com References to "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED EBITDA GUIDANCE (Dollars in millions) Reconciliation to Projected Adjusted EBITDA Included in Guidance Q1 2023 Projected net earnings attributable to United States Steel Corporation included in guidance $ 155 Estimated income tax provision 35 Estimated net interest and other financial costs (income) (35) Estimated depreciation, depletion, and amortization 220 Projected EBITDA included in guidance $ 375 Estimated adjustments - Projected adjusted EBITDA included in guidance $ 375 UNITED STATES STEEL CORPORATION NON-GAAP FINANCIAL MEASURES RECONCILIATION OF ADJUSTED NET EARNINGS GUIDANCE (Dollars in millions, except per share amounts) Reconciliation to Projected Adjusted Net Earnings Attributable to U. S. Steel Included in Guidance Q1 2023 Projected net earnings attributable to United States Steel Corporation included in guidance $ 155 Estimated adjustments - Projected adjusted net earnings attributable to United States Steel Corporation included in guidance $ 155 Reconciliation to Projected Adjusted Net Earnings Per Diluted Share Included in Guidance Q1 2023 Projected net earnings per diluted share included in guidance (mid-point of guidance) $ 0.61 Estimated adjustments - Projected adjusted net earnings per diluted share included in guidance (mid-point of guidance) $ 0.61 Note: Excludes the impact of the Company's quarterly adjustment related to the surplus VEBA assets. See Note 18 in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 for an explanation of the surplus VEBA assets. This item will not impact adjusted EBITDA, adjusted net earnings or adjusted net earnings per diluted share.

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com Note Regarding Non-GAAP Financial Measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA are non-GAAP measures that exclude certain charges that are not part of the Company’s core operations such as restructuring or asset impairments (Adjustment Items). We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity and believes these measures are useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and are not necessarily comparable to similarly titled measures used by other companies. ###

©2023 U. S. Steel. All Rights Reserved NEWS RELEASE www.ussteel.com 2023-010 Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value- added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world- class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.